UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

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☐  Soliciting Material Pursuant to § 240.14a-12

CORNERSTONE THERAPEUTICS INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518

[ • ], 2009

Dear Fellow Stockholders:

I am pleased to invite you to join us for a special meeting of the stockholders of Cornerstone Therapeutics Inc. to be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, North Carolina.

At the special meeting, you will be asked to consider and vote on a series of proposed amendments to Cornerstone’s certificate of incorporation (the “Charter Amendments”). Cornerstone is required to submit the Charter Amendments to our stockholders for their approval pursuant to the Stock Purchase Agreement, dated as of May 6, 2009, by and between Cornerstone and Chiesi Farmaceutici SpA (the “Stock Purchase Agreement”). Cornerstone’s stockholders previously approved Cornerstone’s issuance and sale of shares of Cornerstone’s common stock pursuant to the Stock Purchase Agreement. Following that approval, Chiesi Farmaceutici SpA (“Chiesi”) completed its purchase of shares from Cornerstone as well as a related purchase of shares from entities controlled by two of our executive officers. As a result of those purchases, Chiesi owns an aggregate of [ • ] shares of our common stock, which represent approximately [ • ]% of the shares issued and outstanding as of [ • ]. Chiesi owned all of those shares on the record date for the special meeting and therefore will be entitled to vote them at the special meeting.

The Charter Amendments, which are described in detail in the accompanying proxy statement, (i) eliminate the classified (or “staggered”) status of our board of directors; (ii) eliminate the supermajority voting provisions presently contained in the certificate of incorporation; (iii) add a provision to the effect that there will be two classes of directors, one comprised of Chiesi’s designees and the other comprised of directors not designated by Chiesi and so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in the accompanying proxy statement), the two classes of directors will have equal voting power; (iv) add provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in the accompanying proxy statement); (v) add provisions permitting Chiesi and its affiliates to engage in the same or similar business activities or lines of business as Cornerstone and relieving Chiesi and its affiliates and board designees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis); (vi) eliminate the prohibition against stockholders taking action by written consent; and (vii) add a provision opting out of Section 203 of the Delaware General Corporation Law, an anti-takeover statute.

As described in the accompanying proxy statement, some of the Charter Amendments require approval by the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding as of the close of business on the record date for the special meeting, while the other Charter Amendments require approval by the affirmative vote of the holders of 75% of the shares of common stock issued and outstanding as of the close of business on the record date. Craig A. Collard, our President and Chief Executive Officer, Steven M. Lutz, our Executive Vice President, Manufacturing and Trade, the entities controlled by them and the other members of our management team, who owned an aggregate number of shares representing approximately [ • ]% of the shares issued and outstanding on the record date, have agreed to vote their shares in favor of each of the Charter Amendments. Chiesi also has agreed to vote its shares in favor of each of the Charter Amendments.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE CHARTER AMENDMENTS.

We urge you to read the accompanying proxy statement, which provides important information about the matters to be voted on. Whether or not you plan to attend the special meeting, please take the time to vote by completing and signing the enclosed proxy card and mailing it to us or by submitting a proxy over the Internet or by telephone. If you submit a proxy and then attend the special meeting, your proxy will, upon your written request, be revoked in order that you may vote in person at the meeting.

On behalf of the Board of Directors
Yours Sincerely,

[scanned signature]
[ • ]
[ • ]

The accompanying proxy statement is dated [ • ], 2009 and is first being mailed to stockholders, along with the related proxy card, on or about [ • ], 2009.

CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [ • ], 2009

To our Stockholders:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Cornerstone Therapeutics Inc. will be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, North Carolina. At the special meeting, stockholders will consider and vote on the following proposals:

1. To approve an amendment to our certificate of incorporation that restates Article Sixth, relating to our bylaws, consisting of the following subproposals:

•	1A — to eliminate a provision requiring that any amendment of our bylaws that is effected by our stockholders be approved by the affirmative vote of at least 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment of our bylaws by our stockholders will require the approval of a simple majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter); and

•	1B — to eliminate the requirement that any amendment to Article Sixth be approved by the affirmative vote of at least 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Sixth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

2. To approve an amendment to our certificate of incorporation that restates Article Ninth, relating to the management and conduct of the affairs of Cornerstone, consisting of the following subproposals:

•	2A — to eliminate the classified (or “staggered”) status of our board of directors so that all directors will be subject to re-election at each annual meeting;

•	2B — to add a provision to the effect that there will be two classes of directors, one comprised of designees or nominees of Chiesi Farmaceutici SpA (“Chiesi”) and the other comprised of directors not designated or nominated by Chiesi, and, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully diluted basis) the two classes of directors will have equal voting power;

•	2C — to eliminate provisions relating to quorum at a board meeting, action at a board meeting, removal of directors, vacancies of directors, stockholder nominations and introduction of business (so that these matters are governed by our bylaws);

•	2D — to add provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (on a fully diluted basis); and

•	2E — to eliminate the requirement that any amendment to Article Ninth be approved by the affirmative vote of 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Ninth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

3. To approve an amendment to our certificate of incorporation that deletes Article Tenth, relating to action by written consent of our stockholders, consisting of the following subproposals:

•	3A — to eliminate a prohibition against action by written consent of our stockholders in lieu of a meeting; and

•	3B — to eliminate the requirement that any amendment to Article Tenth be approved by the affirmative vote of 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Tenth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

4. To approve an amendment to our certificate of incorporation to add a new Article Tenth, consisting of the following subproposals:

•	4A — to permit Chiesi and its affiliates to engage in the same or similar business activities or lines of business as Cornerstone and relieving Chiesi and its affiliates and board designees or nominees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis); and

•	4B — to establish procedures for allocating certain corporate opportunities between Cornerstone and Chiesi while Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis);

5. To approve an amendment to our certificate of incorporation that deletes Article Eleventh, consisting of the following subproposals:

•	5A — to eliminate a provision stating that only our board of directors, the Chairman of our board of directors or our Chief Executive Officer may call a special meeting of stockholders; and

•	5B — to eliminate the requirement that any amendment to Article Eleventh be approved by the affirmative vote of 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Eleventh will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

6. To approve an amendment to our certificate of incorporation to add a new Article Eleventh in which we elect not to be subject to Section 203 of the Delaware General Corporation Law, an anti-takeover statute; and

7. To adjourn the special meeting, if necessary, to solicit additional proxies in favor of any of the proposals set forth above.

Stockholders of record at the close of business on [ • ], 2009 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Your vote is important regardless of the number of shares you own.

In order to ensure that a quorum is present at the meeting, please complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the special meeting. A postage-prepaid envelope, addressed to BNY Mellon Shareholder Services, our transfer agent and registrar, has been enclosed for our convenience. You may also submit a proxy over the Internet or by telephone. If you attend the special meeting, your proxy will, upon your written request, be revoked and you may vote your shares in person.

All stockholders are cordially invited to attend the special meeting.

By Order of the Board of Directors

David Price
Secretary

Cary, North Carolina
Dated: [ • ], 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE THE REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518

PROXY STATEMENT

For the Special Meeting of Stockholders
To Be Held on [ • ], 2009

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Cornerstone Therapeutics Inc. for use at the special meeting of stockholders to be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, NC 27513, and any adjournment or postponement thereof.

At the special meeting, you will be asked to consider and vote on a series of proposed amendments to Cornerstone’s certificate of incorporation (the “Charter Amendments”). Cornerstone is required to submit the Charter Amendments to our stockholders for their approval pursuant to the Stock Purchase Agreement, dated as of May 6, 2009, by and between Cornerstone and Chiesi Farmaceutici SpA (the “Stock Purchase Agreement”). Cornerstone’s stockholders previously approved Cornerstone’s issuance and sale of shares of Cornerstone’s common stock pursuant to the Stock Purchase Agreement. Following that approval, Chiesi Farmaceutici SpA (“Chiesi”), completed its purchase of shares from Cornerstone as well as a related purchase of shares from entities controlled by two of our executive officers. As a result of those purchases, Chiesi owns an aggregate of [ • ] shares of the Company’s common stock. Chiesi owned all of those shares on the record date for the special meeting and therefore will be entitled to vote them at the special meeting. On the record date, the shares owned by Chiesi represented approximately [ • ]% of the shares of our common stock then issued and outstanding.

The Charter Amendments, which are described in detail in this proxy statement, (i) eliminate the classified (or “staggered”) status of our board of directors; (ii) eliminate the supermajority voting provisions presently contained in the certificate of incorporation; (iii) add a provision to the effect that there will be two classes of directors, one comprised of Chiesi’s designees and the other comprised of directors not designated by Chiesi and so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in the accompanying proxy statement), the two classes of directors will have equal voting power; (iv) add provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (calculated on a fully-diluted basis as described in the accompanying proxy statement); (v) add provisions permitting Chiesi and its affiliates to engage in the same or similar business activities or lines of business as Cornerstone and relieving Chiesi and its affiliates and board designees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis); (vi) eliminate the prohibition against stockholders taking action by written consent; and (vii) add a provision opting out of Section 203 of the Delaware General Corporation Law, an anti-takeover statute.

As described in this proxy statement, some proposals relating to certain of the Charter Amendments require approval by the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding as of the close of business on the record date for the special meeting, while the other Charter Amendments require approval by the affirmative vote of the holders of 75% of the shares of common stock issued and outstanding as of the close of business on the record date for the special meeting. Craig A. Collard, our President and Chief Executive Officer, Steven M. Lutz, our Executive Vice President, Manufacturing and Trade, the entities controlled by them and the other members of our management team, who owned an aggregate number of shares representing approximately [ • ]% of the shares issued and outstanding on the record date, have agreed to vote their shares in favor of each of the Charter Amendments. Chiesi also has agreed to vote its shares in favor of each of the Charter Amendments.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE CHARTER AMENDMENTS.

The remainder of this proxy statement contains a detailed description of the Charter Amendments. We urge you to review the entire proxy statement carefully.

All proxies will be voted in accordance with your instructions. If no choice is specified, the proxies will be voted for the approval of each of the Charter Amendments and for any proposal to adjourn the special meeting, if necessary to solicit additional proxies in favor of the Charter Amendments. Any proxy may be revoked by a stockholder at any time before it is exercised by attending the meeting and voting in person, by delivering written notice of revocation of your proxy to our Secretary at any time before voting is closed, by timely submitting another signed proxy card bearing a later date or by providing new voting instructions by telephone or over the Internet, in each case as described below.

This proxy statement is dated [ • ], 2009 and is first being mailed to stockholders on or about [ • ], 2009.

i

ii

THE SPECIAL MEETING

Date, Time and Place

The special meeting will be held on [ • ], 2009 at 10:00 a.m., local time, at The Umstead Hotel and Spa, 100 Woodland Pond, Cary, North Carolina.

Purpose of the Special Meeting

The special meeting has been called pursuant to the requirements of the Stock Purchase Agreement, dated as of May 6, 2009, by and between Chiesi and Cornerstone (the “Stock Purchase Agreement”). At the special meeting, Cornerstone’s stockholders will be asked to vote to approve the following proposals:

1. To approve an amendment to our certificate of incorporation that restates Article Sixth, relating to our bylaws (the “Bylaws Proposal”), consisting of the following subproposals:

•	1A — to eliminate a provision requiring that any amendment of our bylaws that is effected by our stockholders be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment of our bylaws by our stockholders will require the approval of a simple majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter); and

•	1B — to eliminate the requirement that any amendment to Article Sixth be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment to Article Sixth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

2. To approve an amendment to our certificate of incorporation that restates Article Ninth, relating to the management and conduct of the affairs of Cornerstone (the “Board and Veto Proposal”), consisting of the following subproposals:

•	2A — to eliminate the classified (or “staggered”) status of our board of directors so that all directors will be subject to re-election at each annual meeting;

•	2B — to add a provision to the effect that there will be two classes of directors, one comprised of Chiesi’s designees or nominees and the other comprised of directors not designated or nominated by Chiesi, and, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully diluted basis) the two classes of directors will have equal voting power;

•	2C — to eliminate provisions relating to quorum at a board meeting, action at a board meeting, removal of directors, vacancies of directors, stockholder nominations and introduction of business (so that these matters are governed by our bylaws);

•	2D — to add provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (on a fully diluted basis); and

•	2E — to eliminate the requirement that any amendment to Article Ninth be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment to Article Ninth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

3. To approve an amendment to our certificate of incorporation that deletes Article Tenth, relating to action by written consent of our stockholders (the “Written Consent Proposal”), consisting of the following subproposals:

•	3A — to eliminate a prohibition against action by written consent of our stockholders in lieu of a meeting; and

•	3B — to eliminate the requirement that any amendment to Article Tenth be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment to Article Tenth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

4. To approve an amendment to our certificate of incorporation to add a new Article Tenth (the “Corporate Opportunities Proposal”), consisting of the following subproposals:

•	4A — to permit Chiesi and its affiliates to engage in the same or similar business activities or lines of business as Cornerstone and relieving Chiesi and its affiliates and board designees or nominees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis); and

•	4B — to establish procedures for allocating certain corporate opportunities between Cornerstone and Chiesi while Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis);

5. To approve an amendment to our certificate of incorporation that deletes Article Eleventh, relating to how special meetings may be called (the “Special Meeting Proposal”), consisting of the following subproposals:

•	5A — to eliminate a provision stating that only our board of directors, the Chairman of our board of directors or our Chief Executive Officer may call a special meeting of stockholders; and

•	5B — to eliminate the requirement that any amendment to Article Eleventh be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment to Article Eleventh will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

6. To approve an amendment to our certificate of incorporation to add a new Article Eleventh in which we elect not to be subject to Section 203 of the Delaware General Corporation Law, an anti-takeover statute (the “Section 203 Opt Out Proposal”); and

7. To adjourn the special meeting, if necessary, to solicit additional proxies in favor of any of the proposals set forth above (the “Adjournment Proposal”).

This is the second special meeting of stockholders that we are required to call and hold pursuant to the Stock Purchase Agreement. At the first special meeting, our stockholders voted to approve our sale and issuance of shares of our common stock to Chiesi pursuant to the Stock Purchase Agreement. Following that approval, the issuance and sale of shares was completed. We agreed with Chiesi that we would seek stockholder approval of the Charter Amendments after the completion of our sale of shares to Chiesi because in that way Chiesi would be able to vote its newly acquired shares in favor of the proposals to approve the Charter Amendments, making it easier to obtain the requisite stockholder approval.

Record Date; Shares Entitled to Vote; Quorum

Cornerstone’s board of directors has fixed [ • ], 2009 as the record date to be used to determine which of Cornerstone’s stockholders are entitled to notice of and to vote at the special meeting. As of the close of business on the record date there were [ • ] shares of Cornerstone’s common stock outstanding, held by [ • ] holders of record. Each holder of record of shares of Cornerstone’s common stock as of the close of business on the record date is entitled to cast one vote at the special meeting for each share the holder owns of record as of the close of business on the record date. Cornerstone’s shares of common stock are the only securities eligible to be voted at the special meeting. Each share of common stock is entitled to one vote.

A majority of all shares of Cornerstone’s common stock outstanding as of the close of business on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes (described below) are counted for the purpose of determining whether a quorum exists.

If a quorum is not present, or if fewer shares of Cornerstone’s common stock are voted in favor of any of the proposals to approve the Charter Amendments at the special meeting than the number of shares necessary to approve such proposal, we may seek to adjourn the special meeting to allow additional time for obtaining additional proxies or votes.

Vote Required

Bylaws Proposal; Board and Veto Proposal; Written Consent Proposal; Special Meeting Proposal.  The approval of each of the Bylaws Proposal, the Board and Veto Proposal, the Written Consent Proposal and the Special Meeting Proposal (including each of the related subproposals) requires the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

Corporate Opportunities Proposal; Section 203 Opt Out Proposal.  The approval of each of the Corporate Opportunities Proposal (including each of the related subproposals) and the Section 203 Opt Out Proposal requires the affirmative vote of the holders of at least a majority of the shares of Cornerstone’s common stock eligible to be voted at the special meeting.

Adjournment Proposal.  The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Cornerstone’s common stock present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum.

Broker Non-Votes.  A “broker non-vote” occurs on a proposal when a broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given by the beneficial owner. A broker is not permitted to vote on any of the proposals to approve the Charter Amendments or the Adjournment Proposal without instruction from the beneficial owner of the shares held by the broker. Therefore, if your shares are held in an account at a brokerage firm or bank, and you do not provide the broker or bank with instructions on how to vote the shares which you beneficially own in accordance with the instructions received from the brokerage firm or bank, a broker non-vote will occur with respect to those shares. A broker non-vote will have the same effect as a vote against the Bylaws Proposal, the Board and Veto Proposal, the Written Consent Proposal, the Corporate Opportunities Proposal, the Special Meeting Proposal and the Section 203 Opt Out Proposal (including each of the related subproposals). A broker non-vote will have no effect on the Adjournment Proposal.

Abstentions.  An abstention occurs when a stockholder who has not given a proxy is present at the special meeting but does not cast a ballot or submit a proxy card in person or when a stockholder affirmatively instructs a vote to be withheld (by checking the “abstain” box on the proxy card). An abstention will have the same effect as a vote against the Bylaws Proposal, the Board and Veto Proposal, the Written Consent Proposal, the Corporate Opportunities Proposal, the Special Meeting Proposal, the Section 203 Opt Out Proposal and the Adjournment Proposal (including each of the related subproposals).

Voting Commitments

Craig A. Collard, our President and Chief Executive Officer, Steven M. Lutz, our Vice President, Manufacturing and Trade, Cornerstone Biopharma Holdings Ltd., Carolina Pharmaceuticals Ltd., Lutz Family Limited Partnership, Brian Dickson, M.D., our Chief Medical Officer, David Price, our Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary, Joshua Franklin, our Vice President, Sales and Marketing, and Alan Roberts, Vice President, Scientific Affairs, have agreed to vote all shares beneficially owned by them in favor of each of the Charter Amendments. At the record date, those persons beneficially owned an aggregate of [ • ] shares. Chiesi has agreed to vote the [ • ] shares of Cornerstone stock that it owns in favor of each of the Charter Amendments.

Voting at the Special Meeting; Proxies

How to Vote.  You can vote in person or by proxy. Submitting a proxy will not affect your right to attend the special meeting and vote in person.

If your shares are registered directly in your name, you may vote or submit a proxy as follows:

•	Over the Internet. Go to the web site of our tabulator, BNY Mellon Shareowner Services, at http://www.proxyvoting.com/CRTX and follow the instructions you will find there. You must specify how you want your shares voted or your Internet proxy cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

•	By Telephone. Call (866) 540-5760 toll-free from the United States or Canada and follow the instructions. You must specify how you want your shares voted and confirm your proxy at the end of the call or your telephone proxy cannot be completed. Your shares will be voted according to your instructions.

•	By Mail. Complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope to BNY Mellon Shareowner Services. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our board of directors.

•	In Person at the Meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” for your account by a bank, broker or other nominee, you may vote or submit a proxy as follows:

•	Over the Internet or By Telephone. Follow the instructions provided by your broker or other nominee as to whether (and if so, how) you are permitted to submit a proxy and provide voting instructions over the Internet or by telephone.

•	By Mail. Follow the instructions provided by your broker or other nominee explaining how to submit a proxy and provide voting instructions for your shares by mail.

•	In Person at the Meeting. Contact the broker or other nominee that holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. A broker’s proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in “street name” at the meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares.

How Proxies will be Voted.  All shares of common stock represented by proxies properly executed and received by us before or at the special meeting will be voted in accordance with the instructions indicated on the proxies. If the proxy is properly completed, signed and returned but no instructions are indicated, the shares will be voted:

•	FOR the Bylaws Proposal;

•	FOR the Board and Veto Proposal;

•	FOR the Written Consent Proposal;

•	FOR the Corporate Opportunities Proposal;

•	FOR the Special Meeting Proposal;

•	FOR the Section 203 Opt Out Proposal; and

•	FOR the Adjournment Proposal.

Revoking Your Proxy.  If you grant a proxy in respect of your shares and then attend the special meeting, your attendance at the special meeting, or at any adjournment or postponement of the special meeting, will not automatically revoke your proxy. You can, however, revoke a proxy at any time prior to its exercise by:

•	delivering to Cornerstone’s corporate secretary a written notice of revocation before the special meeting (or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held);

•	delivering to Cornerstone’s corporate secretary a later-dated, duly executed proxy (including a proxy by telephone or through the Internet) before the special meeting (or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held);

•	revoking the proxy in accordance with the telephone or Internet voting procedures described in the proxy voting instructions attached to the proxy card; or

•	attending the special meeting (or, if the special meeting is adjourned or postponed, by attending the adjourned or postponed meeting) and voting in person at the special meeting.

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee.

Solicitation of Proxies

Proxies may be solicited by mail, personal interview, telephone, facsimile and electronic mail by Cornerstone’s directors, officers and employees on a part-time basis and for no additional compensation. Cornerstone will bear the costs it incurs in the solicitation of proxies under this document, including amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and other for their expenses in forwarding soliciting material to the beneficial owners of Cornerstone common stock.

Cornerstone has retained [ • ] to assist it with the solicitation of proxies and to verify certain records related to the solicitations. Cornerstone has agreed to pay [ • ] a fee not to exceed $[ • ], plus certain expenses, for services rendered.

Other Business

Our board of directors currently is not aware of any business to be acted upon at the special meeting other than as described in this document. If, however, other matters are properly brought before the special meeting or any adjournments or postponements of the meeting, in the absence of instructions to the contrary, persons appointed as proxies will have discretion to vote or act on those matters in accordance with the majority of our board of directors.

Stockholder Questions

Stockholders with any questions about the transaction or about voting their shares should call [ • ], Cornerstone’s proxy solicitors, toll-free at [ • ].

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you upon written or oral request to Cornerstone Therapeutics Inc., Attention of David Price, Executive Vice President, Finance, and Chief Financial Officer, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518; telephone: (888) 466-6505. If you want to receive separate copies of this proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

THE CHARTER AMENDMENTS

Background

On May 6, 2009, we entered into the Stock Purchase Agreement and certain related agreements with Chiesi. In those agreements, we agreed to issue and sell shares of our common stock to Chiesi and Chiesi agreed (i) to grant Cornerstone an exclusive 10-year license to distribute Chiesi’s Curosurf® product in the U.S., (ii) to grant Cornerstone a right of first offer, for a period of two years following the closing of the transaction, on all products and technology that Chiesi wishes to market in the U.S. and (iii) to pay Cornerstone $15,465,075 in cash. We refer to the purchase and sale of our common stock provided for in the Stock Purchase Agreement as the “Company Stock Sale.” In connection with the Stock Purchase Agreement, Craig A. Collard, Cornerstone’s President and Chief Executive Officer, and Steven M. Lutz, Cornerstone’s Executive Vice President, Manufacturing and Trade, through entities controlled by them, agreed to sell an aggregate of 1.6 million shares of our common stock to Chiesi. After the closings of the sales of shares of our common stock by Cornerstone and by the entities controlled by Mr. Collard and Mr. Lutz, Chiesi owns shares representing 51% of the outstanding shares of our common stock, calculated on a fully diluted basis.

Concurrently with the execution of the Stock Purchase Agreement, we, Chiesi and certain of our stockholders entered into a number of related agreements which, among other things, (i) provide for specified governance arrangements for the two years following the closing of the transactions contemplated by the Stock Purchase Agreement, (ii) impose certain restrictions on Chiesi, Mr. Collard, Mr. Lutz and the entities controlled by them during that period, including restrictions on their respective purchases and sales of shares of Cornerstone common stock and (iii) grant Chiesi an option to purchase any remaining shares of Cornerstone common stock owned by Mr. Collard, Mr. Lutz and the entities controlled by them during a 30-day period expected to occur two years after the closing of the Company Stock Sale, at a price of $12.00 per share in cash.

One of the related agreements is the governance agreement by and among Cornerstone, Chiesi and, solely with respect to certain sections identified therein, Mr. Collard, Mr. Lutz and the entities controlled by them (the “Governance Agreement”). The Governance Agreement, by its terms, became effective upon the closing of the Company Stock Sale, when Chiesi became the owner of a majority of the outstanding shares of our common stock. The Governance Agreement contains, among other things, certain governance provisions related to the structure and composition of our board of directors and we agreed in the Governance Agreement to take or cause to be taken all lawful action necessary to ensure that our certificate of incorporation and bylaws are not at any time inconsistent with the provisions of the Governance Agreement. We also agreed to provide Chiesi with certain majority stockholder rights that are incorporated in our amended and restated bylaws, which we adopted immediately prior to closing of the Company Stock Sale, and in the Charter Amendments.

As a result of the provisions we agreed to in the Governance Agreement and the changes made in our amended and restated bylaws, among other things:

•	our board of directors will initially consist of eight members, four directors designated by Chiesi, our Chief Executive Officer and three independent directors; thereafter, the number of directors Chiesi may nominate for election to our board of directors will be based upon Chiesi’s percentage level of beneficial ownership of our common stock;

•	a quorum at any meeting of our board of directors will require a majority of the total authorized number of directors (including at least one Chiesi-designated or Chiesi-nominated director when there is one);

•	for so long as Chiesi and its affiliates beneficially own at least 50% of the outstanding shares of our common stock on a fully diluted basis, certain actions are subject to the approval of our board of directors; and

•	the compensation committee of our board of directors must approve, and the board of directors must ratify, all executive compensation.

The Charter Amendments that our stockholders are being asked to approve at the special meeting, among other things:

•	eliminate the classified (or “staggered”) status of our board of directors;

•	eliminate the supermajority voting provisions presently contained in the certificate of incorporation (so that any future amendment will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment);

•	add a provision to the effect that there will be two classes of directors, one comprised of Chiesi’s designees or nominees and the other comprised of directors not designated or nominated by Chiesi, and, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully diluted basis) the two classes of directors will have equal voting power;

•	add provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (on a fully diluted basis);

•	add provisions permitting Chiesi and its affiliates to engage in the same or similar business activities or lines of business as Cornerstone and relieving Chiesi and its affiliates and board designees or nominees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis);

•	delete a prohibition against action by written consent by our stockholders in lieu of a meeting; and

•	add a provision in which we elect not to be subject to Section 203 of the Delaware General Corporation Law, an anti-takeover statute.

In our various agreements with Chiesi, we agreed that when any share ownership calculation was to be made on a “fully diluted basis,” it was to be made on a basis that gives effect to the number of shares of common stock then issued and outstanding plus the aggregate number of shares of common stock that Cornerstone may be required to issue pursuant to all options, warrants, rights, convertible or exchangeable securities or similar obligations then outstanding, whether or not immediately exercisable but excluding, however, any options, warrants or similar rights outstanding that have an exercise price equal to greater than $26.00 per share as of May 6, 2009. When we use the term “fully diluted basis” in this proxy statement it has the same meaning.

The foregoing description of the Charter Amendments is only a summary. The full text of the Charter Amendments is set forth in the sections entitled “The Bylaws Proposal,” “The Board and Veto Proposals,” “The Written Consent Proposal,” “The Corporate Opportunities Proposal,” “The Special Meeting Proposal” and “The Section 203 Opt Out Proposal” in this proxy statement. The rights and obligations of Cornerstone are governed by the express terms and conditions of the Charter Amendments and not by this summary. This summary and the summaries of the Charter Amendments elsewhere in this proxy statement may not contain all of the information about the Charter Amendments that is of importance to you and are qualified in their entirety by reference to the complete text of the Charter Amendments. We encourage you to read the Charter Amendments carefully and in their entirety for a more complete understanding of the Charter Amendments.

Consequences of Any Proposed Charter Amendment Not Being Approved

If any proposed Charter Amendment is not approved by the requisite vote of stockholders at the special meeting, that Charter Amendment will not take effect. A failure to approve any particular Charter Amendment by the requisite vote will not affect the adoption, implementation or effectiveness of any other Charter Amendment for which the requisite stockholder approval is obtained.

Interests of Our Executive Officers and Directors in the Transaction with Chiesi

As described in “— Background” above, we entered into a number of agreements on May 6, 2009 in connection with the Stock Purchase Agreement. Our board of directors declared the advisability of and approved each of the Charter Amendments in connection with approving the Stock Purchase Agreement and the related agreements with Chiesi, including the Governance Agreement, and the form of our amended and restated bylaws. We are seeking the approval of each of the Charter Amendments as required by the Stock Purchase Agreement and because we have agreed to (i) conform our certificate of incorporation to the provisions of the Governance Agreement and (ii) provide Chiesi with certain majority stockholders rights for which they have negotiated as a majority stockholder of Cornerstone.

In considering the recommendation of our board of directors with respect to the proposals to approve the Charter Amendments our stockholders should be aware that although our directors and executive officers may not have personal interests in the approval of the Charter Amendments, they have personal interests that are, or may be, different from, or in addition to, your interests in the transactions contemplated by the Stock Purchase Agreement and the related agreements. Our board of directors was aware of these interests described below and considered them, among other matters, when declaring the advisability of, and approving, the Charter Amendments.

As of [ • ], 2009, the record date for the special meeting, approximately [ • ]% of the issued and outstanding shares of our common stock were held by directors and executive officers of Cornerstone and their affiliates.

•	An entity controlled by Craig A. Collard, Cornerstone’s President and Chief Executive Officer, and an entity controlled by Steven M. Lutz, Cornerstone’s Vice President, Manufacturing and Trade, sold an aggregate of 1.6 million shares of Cornerstone common stock to Chiesi for $5.50 per share. The closing of the sale of these shares of Cornerstone common stock occurred concurrently with the closing of the Company Stock Sale.

•	Mr. Collard, Mr. Lutz, and the entities controlled by them, Carolina Pharmaceuticals Ltd., Cornerstone Biopharma Holdings, Ltd. and Lutz Family Limited Partnership have granted Chiesi an option to buy a substantial portion of their shares of Cornerstone common stock for $12.00 per share in cash.

•	Mr. Collard, Mr. Lutz, Brian Dickson, M.D., Cornerstone’s Chief Medical Officer, David Price, Cornerstone’s Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary and Joshua Franklin, Cornerstone’s Vice President, Sales and Marketing, are party to employment agreements with Cornerstone which became effective upon the closing of the Company Stock Sale. Some of these employment agreements provided for the grant of options to purchase shares of our common stock to the relevant executive officer.

•	Several executive officers of Cornerstone have options to purchase shares of our common stock and restricted shares of our common stock that vested immediately following the closing of the Company Stock Sale.

THE BYLAWS PROPOSAL

General

Under Delaware law, a Delaware corporation’s bylaws can be amended by its stockholders and, if the corporation’s certificate of incorporation so provides, by its directors. Unless otherwise provided in the certificate of incorporation, any action by stockholders to amend the bylaws requires the approval of a simple majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. At present, our certificate of incorporation imposes a higher stockholders’ vote requirement for bylaw amendments, and the provision of our certificate of incorporation that imposes this higher vote requirement itself can be amended only with a higher than simple majority (or “supermajority”) stockholder vote. The Bylaw Proposal would eliminate both supermajority requirements.

If the Bylaws Proposal is approved by the stockholders, Article Sixth of our certificate of incorporation will be amended to:

•	eliminate a provision requiring that any amendment of our bylaws that is effected by our stockholders be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment of our bylaws by our stockholders will require the approval of a simple majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter); and

•	eliminate the requirement that any amendment to Article Sixth be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment to Article Sixth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).

Reasons for Bylaws Proposal; Effects

We are presenting the Bylaws Proposal to the stockholders for their approval because we agreed with Chiesi to do so. The changes to be implemented by the Bylaws Proposal will make it possible for Chiesi to amend our bylaws without the concurrence of any other stockholders, so long as Chiesi continues to own a majority of our shares of common stock.

Recommendation of the Board of Directors

Our board of directors, in connection with its approval of the Company Stock Sale and its consideration of the Stock Purchase Agreement and the transactions contemplated by the related agreements with Chiesi, including the Governance Agreement, has declared the advisability of and approved each of the Charter Amendments, including the Bylaws Proposal. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF THE BYLAWS PROPOSAL.

Vote Required

The approval of the Bylaws Proposal, including each of the related subproposals, requires the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

Specifics of the Bylaws Proposal

Article Sixth of our certificate of incorporation currently reads as follows:

“SIXTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws. The affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors, in addition to any other vote required by this Certificate of Incorporation. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.”

If the Bylaws Proposal is approved, Article Sixth of our certificate of incorporation will read in its entirety as follows:

“SIXTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws.”

No Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Bylaws Proposal.

THE BOARD AND VETO PROPOSAL

General

If the Board and Veto Proposal is approved by the stockholders, Article Ninth of our certificate of incorporation will be amended to:

•	eliminate the classified (or “staggered”) status of our board of directors so that all directors will be subject to re-election at each annual meeting;

•	add a provision to the effect that there will be two classes of directors, one comprised of Chiesi’s designees or nominees and the other comprised of directors not designated or nominated by Chiesi, and, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully diluted basis) the two classes of directors will have equal voting power;

•	eliminate provisions relating to quorum at a board meeting, action at a board meeting, removal of directors, vacancies of directors, stockholder nominations and introduction of business (so that these matters are governed by our bylaws);

•	add provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (on a fully diluted basis); and

•	eliminate the requirement that any amendment to Article Ninth be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment to Article Ninth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).

Reasons for Board and Veto Proposal; Effects

We are presenting the Board and Veto Proposal to the stockholders for their approval because we agreed with Chiesi to do so. The changes to be implemented by the Board and Veto Proposal will implement various corporate governance terms which we and Chiesi agreed to in the Governance Agreement.

Recommendation of the Board of Directors

Our board of directors, in connection with its approval of the Company Stock Sale and its consideration of the Stock Purchase Agreement and the transactions contemplated by the related agreements with Chiesi, including the Governance Agreement, has declared the advisability of and approved each of the Charter Amendments, including the Board and Veto Proposal. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF THE BOARD AND VETO PROPOSAL.

Vote Required

The approval of the Board and Veto Proposal, including each of the related subproposals, requires the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

Specifics of the Board and Veto Proposal

Article Ninth of our certificate of incorporation currently reads as follows:

“NINTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s Board of Directors.

2. Number of Directors; Election of Directors.  Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the

Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

3. Classes of Directors.  Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes: Class I, Class II and Class III.

4. Terms of Office.  Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for a term expiring at the Corporation’s annual meeting of stockholders held in 2005; each director initially appointed to Class II shall serve for a term expiring at the Corporation’s annual meeting of stockholders held in 2006; and each director initially appointed to Class III shall serve for a term expiring at the Corporation’s annual meeting of stockholders held in 2007; provided further, that the term of each director shall continue until the election and qualification of his successor and be subject to his earlier death, resignation or removal.

5. Quorum.  The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article NINTH shall constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

6. Action at Meeting.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

7. Removal.  Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

8. Vacancies.  Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorships in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

9. Stockholder Nominations and Introduction of Business, Etc.  Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

10. Amendments to Article.  Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.”

If the Board Proposal is approved, Article Ninth of our certificate of incorporation will be revised to read in its entirety as follows:

“NINTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s Board of Directors.

2. The Board of Directors shall have power, without the consent of the stockholders (except as provided by applicable law), to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

3. Number of Directors; Election of Directors.  Subject to the rights of holders of any series of Preferred Stock to elect directors and the provisions of that certain Governance Agreement by and among the Corporation, the stockholders of the Corporation named therein, and Chiesi Farmaceutici SpA (“Chiesi”) (the “Governance Agreement”), the number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws of the Corporation or any amendment thereof duly adopted by the Board of Directors or by the stockholders. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

4. Classes of Directors; Voting.

(a) For purposes of this Section 4, Section 5 and Section 6, the following terms shall have the respective meanings set forth below:

(i) “Beneficially Own” means, with respect to any security, having or sharing the power to direct or control the voting or disposition of such security and “Beneficial Ownership” has a correlative meaning;

(ii) “Class A Directors” means those directors who were not designated by Chiesi for election to the Board of Directors;

(iii) “Class B Directors” means those directors who, pursuant to the Governance Agreement, were designated by Chiesi for election to the Board of Directors;

(iv) “Common Stock” means the Corporation’s common stock, par value $0.001 per share;

(v) “Equity Securities” means any (a) Voting Stock of the Corporation, (b) securities of the Corporation convertible into or exchangeable for Voting Stock and (c) options, rights and warrants issued by the Corporation to acquire Voting Stock;

(vi) “Fully Diluted Basis” means of any date a calculation that gives effect to the number of shares of Common Stock then issued and outstanding plus the aggregate number of all shares of Common Stock that the Corporation may be required to issue as of such date pursuant to all options, warrants, rights, convertible or exchangeable securities or similar obligations then outstanding, whether or not such securities are then exercisable and exchangeable but excluding, however, any options, warrants or other similar rights outstanding at the date hereof that have an exercise price equal to or greater than $26.00 per share; and

(vii) “Voting Stock” means the outstanding securities of the Corporation having the right to vote generally in any election of directors of the Board of Directors.

(b) Subject to the rights of holders of any series of Preferred Stock to elect directors, while the Governance Agreement is in effect:

(i) the Board of Directors shall be divided into two classes: Class A Directors and Class B Directors; and

(ii) so long as Chiesi and its affiliates collectively Beneficially Own Common Stock representing not less than 50% of all outstanding Common Stock on a Fully Diluted Basis, (A) the Class B Directors present at a meeting duly held at which a quorum is present will be collectively entitled to exercise the number of votes equal to the aggregate number of Class A Directors present at the meeting with the number of votes allocated to the Class B Directors prorated among the Class B Directors who are present at such meeting and (B) each Class A Director will be entitled to one vote. The differential voting provision in this clause (ii) shall not apply to voting by directors in any committee of the Board of Directors.

5. Chiesi Approval Required for Certain Actions. For so long as Chiesi and its affiliates Beneficially Own Common Stock constituting not less than 40% of all outstanding Common Stock on a Fully Diluted Basis, the approval of Chiesi shall be required for any of the following:

(a) the acquisition by the Corporation of any business or assets (other than products acquired for re-sale to customers) for an aggregate price (not including royalties based on sales volumes, but including any assumptions of liabilities, milestone payments and other similar commitments) in excess of $25,000,000;

(b) the sale, lease, transfer or other disposal of a business or assets of the Corporation for an aggregate price (not including royalties based on sales volumes, but including any assumptions of liabilities, milestone payments and other similar commitments) in excess of $25,000,000; provided, that the approval of Chiesi shall not be required for the sale, license or transfer to another party, in the ordinary course of business, of any Corporation asset (regardless of its value);

(c) the issuance of any Equity Security or other capital stock of the Corporation, other than (i) issuances pursuant to the Corporation’s employee incentive plans and (ii) issuances upon the exercise of any option, warrant, conversion privilege or other similar right; or

(d) the repurchase or redemption of any Equity Security or other capital stock of the Corporation, other than (i) redemptions required by the terms thereof, (ii) purchases made at fair market value in connection with any deferred compensation plan maintained by the Corporation and (iii) repurchases of unvested or restricted stock issued pursuant to any employee, officer, director or consultant compensation plan.”

No Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Board and Veto Proposal.

THE WRITTEN CONSENT PROPOSAL

General

Under Delaware law, stockholders of a Delaware corporation can act by written consent in lieu of a meeting unless the corporation’s certificate of incorporation provides otherwise. At present, our certificate of incorporation prohibits such action by written consent, and the provision of our certificate of incorporation containing this prohibition can be amended only with a supermajority stockholder vote.

If the Written Consent Proposal is approved by the stockholders, Article Tenth of our certificate of incorporation will be amended to:

•	eliminate a prohibition against action by written consent by our stockholders in lieu of a meeting; and

•	eliminate the requirement that any amendment to Article Tenth be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment of Article Tenth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).

Reasons for Written Consent Proposal; Effects

We are presenting the Written Consent Proposal to the stockholders for their approval because we agreed with Chiesi to do so. The changes to be implemented by the Written Consent Proposal will enable our stockholders to take action by written consent without a meeting (as permitted by the bylaw amendments we adopted before the closing of the Company Stock Sale and Delaware law). As a result, it will be easier for Chiesi to exercise its rights as a majority stockholder by taking action by written consent without a meeting.

Recommendation of the Board of Directors

Our board of directors, in connection with its approval of the Company Stock Sale and its consideration of the Stock Purchase Agreement and the transactions contemplated by the related agreements with Chiesi, including the Governance Agreement, has declared the advisability of and approved each of the Charter Amendments, including the Written Consent Proposal. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF THE WRITTEN CONSENT PROPOSAL.

Vote Required

The approval of the Written Consent Proposal, including each of the related subproposals, requires the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

Specifics of the Written Consent Proposal

Article Tenth of our certificate of incorporation (which will be deleted in its entirety if the Written Consent Proposal is approved by the stockholders) currently reads as follows:

“TENTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.”

No Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Written Consent Proposal.

THE CORPORATE OPPORTUNITIES PROPOSAL

General

If the Corporate Opportunities Proposal is approved by the stockholders, a new set of provisions will be added to our certificate of incorporation that will:

•	permit Chiesi and its affiliates to engage in the same or similar business activities or lines of business as Cornerstone and relieving Chiesi and its affiliates and board designees or nominees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis); and

•	establish procedures for allocating certain corporation opportunities between Cornerstone and Chiesi while Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis).

Reasons for Corporate Opportunities Proposal; Effects

We are presenting the Corporate Opportunities Proposal to the stockholders for their approval because we agreed with Chiesi to do so. As a result of the changes to be implemented by the Corporate Opportunities Proposal, Chiesi and its affiliates will be able to engage in the same or similar business activities or lines of business as Cornerstone and Chiesi and its affiliates and board designees or nominees will be relieved of obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine. If a director or officer of Cornerstone who is also a director or officer of Chiesi acts in a manner consistent with the policy set forth in the following sentence with respect to the allocation of a potential corporate opportunity for both Cornerstone and Chiesi about which such director acquires knowledge, he or she will have fully satisfied and fulfilled his or her fiduciary duty to Cornerstone and Cornerstone’s stockholders with respect to the corporate opportunity. A corporate opportunity for both Cornerstone and Chiesi offered to any person who is an officer or director of Cornerstone and who is also an officer, director or employee of Chiesi, will belong to Chiesi unless such corporate opportunity was expressly offered to such person in his or her capacity as a director or officer of Cornerstone.

Recommendation of the Board of Directors

Our board of directors, in connection with its approval of the Company Stock Sale and its consideration of the Stock Purchase Agreement and the transactions contemplated by the related agreements with Chiesi, including the Governance Agreement, has declared the advisability of and approved each of the Charter Amendments, including the Corporate Opportunities Proposal. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF THE CORPORATE OPPORTUNITIES PROPOSAL.

Vote Required

The approval of the Corporate Opportunities Proposal, including each of the related subproposals, requires the affirmative vote of the holders of at least a majority of the shares of Cornerstone’s common stock eligible to be voted at the special meeting.

Specifics of the Corporate Opportunities Proposal

If the Corporate Opportunities Proposal is approved, a new Article Tenth will be added to our certificate of incorporation that will read as follows:

“TENTH:

For so long as Chiesi and its affiliates collectively Beneficially Own Common Stock representing not less than 50% of all outstanding Common Stock on a Fully Diluted Basis, the following provisions shall be in effect:

1. Except as Chiesi may otherwise agree in writing, neither Chiesi nor any of its affiliates shall have a duty to refrain from engaging, directly or indirectly in the same or similar business activities or lines of business as the Corporation. To the fullest extent permitted by law, neither Chiesi nor any officer or director thereof shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities of Chiesi or of such person’s participation therein.

2. Subject to compliance with Section 3 of this Article TENTH, in the event that Chiesi acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both Chiesi and the Corporation, Chiesi shall to the fullest extent permitted by law have no duty to communicate or offer such corporate opportunity to the Corporation and shall to the fullest extent permitted by law not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation by reason of the fact that Chiesi acquires or seeks such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or otherwise does not communicate information regarding such corporate opportunity to the Corporation, and the Corporation to the fullest extent permitted by law waives and renunciates any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its affiliates.

3. In the event that a director or officer of the Corporation who is also a director, officer or employee of Chiesi acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Corporation and Chiesi (a “Mutual Corporate Opportunity”), such director or officer shall to the fullest extent permitted by law have fully satisfied and fulfilled his fiduciary duty with respect to such Mutual Corporate Opportunity, and the Corporation to the fullest extent permitted by law waives and renunciates any claim that such Mutual Corporate Opportunity constituted a corporate opportunity that should have been presented to the Corporation, if such director or officer acts in a manner consistent with the following policy: a Mutual Corporate Opportunity offered to any person who is an officer or director of the Corporation, and who is also an officer, director or employee of Chiesi, shall belong to Chiesi, unless such Mutual Corporate Opportunity was expressly offered to such person in his or her capacity as a director or officer of the Corporation (a “Cornerstone Opportunity”), in which case such Cornerstone Opportunity shall not be pursued by Chiesi.”

No Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Corporate Opportunities Proposal.

THE SPECIAL MEETING PROPOSAL

General

Under Delaware law, special meetings of the stockholders of Delaware corporations may be called by the board of directors or by such person or persons as may be authorized by the corporation’s certificate of incorporation or bylaws. At present, our certificate of incorporation provides that only our board of directors, the Chairman of our board of directors or our Chief Executive Officer may call a special meeting of stockholders. The bylaw amendments that we adopted before the closing of the Company Stock Sale, as required under our agreements with Chiesi, added provisions allowing special meetings to be called by the board of directors, the Chairman of the board of directors, the Chief Executive Officer or the President or at the written request of stockholders owning at least 50% in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote generally in the election of directors. Although that bylaw provision has been adopted, to the extent it is inconsistent with a more restrictive provision in the certificate of incorporation, it is ineffective until the provision in the certificate of incorporation is modified (as proposed here).

If the Special Meeting Proposal is approved by the stockholders, Article Eleventh of our certificate of incorporation will be deleted. The effect will be to:

•	eliminate a provision that only our board of directors, the Chairman of our board of directors or our Chief Executive Officer may call a special meeting of stockholders (so that the ability to call a special meeting will be addressed solely in our bylaws); and

•	eliminate the requirement that any amendment to Article Eleventh be approved by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors (so that any future amendment to Article Eleventh will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).

Reasons for Special Meeting Proposal; Effects

We are presenting the Special Meeting Proposal to the stockholders for their approval because we agreed with Chiesi to do so. As a result of the changes implemented by the Special Meeting Proposal, so long as Chiesi holds at least 50% of our shares (and assuming no further change in our bylaws), Chiesi will be able to require the calling of a special meeting of our stockholders.

Recommendation of the Board of Directors

Our board of directors, in connection with its approval of the Company Stock Sale and its consideration of the Stock Purchase Agreement and the transactions contemplated by the related agreements with Chiesi, including the Governance Agreement, has declared the advisability of and approved each of the Charter Amendments, including the Special Meeting Proposal. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SPECIAL MEETING PROPOSAL.

Vote Required

The approval of the Special Meeting Proposal, including each of the related subproposals, requires the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

Specifics of the Special Meeting Proposal

Article Eleventh of our certificate of incorporation (which will be deleted in its entirety if the Special Meeting Proposal is approved by the stockholders) currently reads as follows:

“ELEVENTH: Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provision of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.”

No Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Special Meeting Proposal.

THE SECTION 203 OPT OUT PROPOSAL

General

Section 203 of the Delaware General Corporation Law is an anti-takeover provision that applies to Delaware corporations. It generally provides that any person or entity who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in a wide range of business combinations with the corporation for a period of three years following the date the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction commenced (excluding shares owned by persons who are directors and also officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Under Delaware law, a corporation can elect not to be subject to Section 203 by inserting a provision to that effect in its certificate of incorporation.

If the Section 203 Opt Out Proposal is approved by the stockholders, our certificate of incorporation will be amended to insert a new provision in which we elect not to be subject to Section 203.

Reasons for Section 203 Opt Out Proposal; Effects

We are presenting the Section 203 Opt Out Proposal because we agreed with Chiesi to do so. We believe that a significant reason behind Chiesi’s request that we seek approval of the Section 203 Opt Out Proposal is that if the Section 203 Opt Out Proposal is adopted, it will be easier for Chiesi to sell its position in Cornerstone to a third party. If we were subject to Section 203 at a time when Chiesi wanted to sell its position in Cornerstone, it is likely that any prospective acquiror of Chiesi’s position first would seek the approval of Cornerstone’s board of directors, so as to ensure the acquiror that it could complete a merger transaction with Cornerstone during the following three years. Our board potentially could seek to impose conditions before granting that approval, or could refuse to do so. If the Section 203 Opt Out Proposal is approved, a prospective acquiror of Chiesi’s position would not have to face this issue. Chiesi has advised our board of directors that it acquired its position in Cornerstone as a long-term investment and has no present intention of seeking to sell its Cornerstone shares. In the Governance Agreement, Chiesi agreed that during the two-year period beginning on the closing of the Company Stock Sale, Chiesi will not sell or otherwise transfer any of its shares of our common stock except pursuant to a bona fide acquisition of Cornerstone by a third party through a merger, consolidation, stock exchange or tender offer that was not solicited by Chiesi or its affiliates and that was approved by our board of directors and a majority of our independent directors.

Recommendation of the Board of Directors

Our board of directors, in connection with its approval of the Company Stock Sale and its consideration of the Stock Purchase Agreement and the transactions contemplated by the related agreements with Chiesi, including the Governance Agreement, has declared the advisability of and approved each of the Charter Amendments, including the Section 203 Opt Out Proposal. OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SECTION 203 OPT OUT PROPOSAL.

Vote Required

The approval of the Section 203 Opt Out Proposal requires the affirmative vote of the holders of at least a majority of the shares of Cornerstone’s common stock eligible to be voted at the special meeting.

Specifics of the Section 203 Opt Out Proposal

If the Section 203 Opt Out Proposal is approved, a new Article Eleventh of our certificate of incorporation will read as follows:

“ELEVENTH: The Corporation elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.”

No Appraisal Rights

Under Delaware law, our stockholders are not entitled to appraisal rights with respect to the Section 203 Opt Out Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership of our common stock as of [ • ], 2009 by:

•	each person, entity or group of affiliated persons or entities known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our directors and nominees for director;

•	our President and Chief Executive Officer as of December 31, 2008, two other individuals that served as our President and Chief Executive Officer during 2008, our two most highly compensated executive officers other than our President and Chief Executive Officer who were serving as executive officers on December 31, 2008, and two additional former executive officers who would have been among our most highly compensated executive officers if they had been serving as executive officers on December 31, 2008; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to shares of our common stock. Shares of common stock issuable under stock options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the option or warrant for purposes of calculating the percentage ownership of that person but are not deemed outstanding for purposes of calculating the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to the shares of common stock beneficially owned by them, except, where applicable, to the extent authority is shared by spouses under community property laws.

	Number of	Shares	Total
	Outstanding	Underlying	Number of	Percentage of
	Shares	Options	Shares	Common Stock
	Beneficially	Exercisable	Beneficially	Beneficially
Name and Address of Beneficial Owner(1)	Owned	Within 60 Days	Owned	Owned

5% Stockholders
Chiesi Farmaceutici SpA	•	•	•	•
Via Palermo 26/A 43100 Parma Italy
Craig A. Collard	•	•	•	•
President and Chief Executive Officer and Director
Cornerstone Biopharma Holdings, Ltd.	•	•	•	•
Carolina Pharmaceuticals Ltd.	•	•	•	•
Steven M. Lutz	•	•	•	•
Executive Vice President, Commercial Operations
Lutz Family Limited Partnership	•	•	•	•
James V. Baker	•	•	•	•
Directors and Named Executive Officers
Christopher Codeanne	•	•	•	•
Director	•	•	•	•
Michael Enright	•	•	•	•
Director
Michael Heffernan	•	•	•	•
Director
Alastair McEwan	•	•	•	•
Director
Brian Dickson, M.D.	•	•	•	•
Chief Medical Officer
Scott B. Townsend, Esq.	•	•	•	•
Executive Vice President of Legal Affairs, General Counsel
Trevor Phillips, Ph.D.	•	•	•	•
Former President and Chief Executive Officer
Frank E. Thomas	•	•	•	•
Former President and Chief Executive Officer
Thomas P. Kelly	•	•	•	•
Former Chief Financial Officer and Senior Vice President of Finance and Corporate Development
Jeffrey E. Young	•	•	•	•
Former Vice President of Finance, Chief Accounting Officer and Treasurer
All executive officers and directors as a group ( • persons, consisting of • officers and • non-employee directors)	•	•	•	•

(1)	Unless otherwise indicated, the address of each beneficial owner is care of Cornerstone Therapeutics Inc., 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy material for the 2010 annual meeting of stockholders, stockholders’ proposals must be received by us at our principal executive offices, Cornerstone Therapeutics Inc., Attn: Corporate Secretary, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518, no later than December 25, 2009. If the date of the 2010 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2009 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2010 annual meeting. We suggest that proponents submit their proposals by certified mail, return receipt requested.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the board of directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing and received by our corporate secretary at our principal offices in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. The date of our 2010 annual meeting of stockholders has not yet been established, but assuming it is held on May 28, 2010, in order to comply with the time periods set forth in our bylaws, appropriate notice for the 2010 annual meeting would need to be provided to our Corporate Secretary no earlier than January 28, 2010 and no later than February 27, 2010.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC at the facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. Our SEC filings also are available to the public at its website at www.sec.gov.

The Cornerstone Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, is available on the Internet at [ • ]. Paper copies of the Cornerstone’s Form 10-K, excluding exhibits, are available free of charge by contacting Cornerstone Therapeutics Inc., Attention of David Price, Executive Vice President, Finance, and Chief Financial Officer, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518; telephone: (888) 466-6505.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED [ • ], 2009. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By order of the Board of Directors,

[ • ]

[ • ]

Cary, North Carolina
[ • ], 2009

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting are available through 11:59 PM Eastern Time on ______ ___, 2009.

Cornerstone Therapeutics Inc.

INTERNET
http://www.proxyvoting.com/CRTX
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return the entire proxy card in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Dear Stockholder:
Please take note of the important information enclosed with this proxy card. There are matters related to the operation of the Cornerstone Therapeutics Inc. that require your prompt attention. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign and date the card, and return your entire proxy card in the enclosed postage-paid envelope. Thank you in advance for your prompt consideration of these matters.
Sincerely,
Cornerstone Therapeutics Inc.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

PROXY
CORNERSTONE THERAPEUTICS INC.
1255 CRESCENT GREEN DRIVE, SUITE 250
CARY, NORTH CAROLINA 27518
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON ______ ___, 2009
The undersigned, revoking all prior proxies, hereby appoints Craig A. Collard and David Price, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Cornerstone Therapeutics Inc. (“Cornerstone”) held of record by the undersigned as of the close of business on                      ___, 2009 at the Special Meeting of Stockholders to be held on                      ___, 2009 and any adjournments or postponements thereof. The undersigned hereby directs Craig A. Collard and David Price to vote in accordance with the determination of a majority of the board of directors as to any other matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.
(Continued and to be signed, on the reverse side)
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PLEASE RETURN THIS ENTIRE PROXY CARD FOR VOTING.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS BELOW (INCLUDING ALL RELATED SUBPROPOSALS).

1. To approve an amendment to Cornerstone’s certificate of incorporation that restates Article Sixth, relating to Cornerstone’s bylaws, consisting of the following subproposals:
	FOR	AGAINST	ABSTAIN
1A–To eliminate a provision requiring that any amendment of Cornerstone’s bylaws that is effected by Cornerstone’s stockholders be approved by the affirmative vote of at least 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment of Cornerstone’s bylaws by Cornerstone’s stockholders will require the approval of a simple majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter).
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
1B–To eliminate the requirement that any amendment to Article Sixth be approved by the affirmative vote of at least 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Sixth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).
	☐	☐	☐

2. To approve an amendment to Cornerstone’s certificate of incorporation that restates Article Ninth, relating to the management and conduct of the affairs of Cornerstone, consisting of the following subproposals:

	FOR	AGAINST	ABSTAIN
2A–To eliminate the classified (or “staggered”) status of Cornerstone’s board of directors so that all directors will be subject to re-election at each annual meeting.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
2B–To add a provision to the effect that there will be two classes of directors, one comprised of designees or nominees of Chiesi Farmaceutici SpA (“Chiesi”) and the other comprised of directors not designated or nominated by Chiesi, and, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully diluted basis) the two classes of directors will have equal voting power.
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
2C–To eliminate provisions relating to quorum at a board meeting, action at a board meeting, removal of directors, vacancies of directors, stockholder nominations and introduction of business (so that these matters are governed by Cornerstone’s bylaws).
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
2D–To add provisions requiring the approval of Chiesi for certain types of corporate transactions so long as Chiesi owns at least 40% of Cornerstone’s outstanding common stock (on a fully diluted basis).
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
2E–To eliminate the requirement that any amendment to Article Ninth be approved by the affirmative vote of 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Ninth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).
	☐	☐	☐

3. To approve an amendment to Cornerstone’s certificate of incorporation that deletes Article Tenth, relating to action by written consent of Cornerstone’s stockholders, consisting of the following subproposals:

	FOR	AGAINST	ABSTAIN
3A–To eliminate a prohibition against action by written consent of Cornerstone’s stockholders in lieu of a meeting.	☐	☐	☐

3B–To eliminate the requirement that any amendment to Article Tenth be approved by the affirmative vote of 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Tenth will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).
	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve an amendment to Cornerstone’s certificate of incorporation to add a new Article Tenth, consisting of the following subproposals:
	FOR	AGAINST	ABSTAIN
4A–To permit Chiesi and its affiliates to engage in the same or similar business activities or lines of business as Cornerstone and relieving Chiesi and its affiliates and board designees or nominees from obligations they otherwise might owe to Cornerstone under the corporate opportunity doctrine, so long as Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis).
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
4B–To establish procedures for allocating certain corporate opportunities between Cornerstone and Chiesi while Chiesi and its affiliates beneficially own at least 50% of Cornerstone’s outstanding common stock (on a fully-diluted basis).
	☐	☐	☐

5. To approve an amendment to Cornerstone’s certificate of incorporation that deletes Article Eleventh, consisting of the following subproposals:
	FOR	AGAINST	ABSTAIN
5A–To eliminate a provision stating that only Cornerstone’s board of directors, the Chairman of Cornerstone’s board of directors or Cornerstone’s Chief Executive Officer may call a special meeting of stockholders.
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
5B–To eliminate the requirement that any amendment to Article Eleventh be approved by the affirmative vote of 75% of the votes which all the stockholders would be entitled to cast in any election of directors (so that any future amendment to Article Eleventh will require the approval of a simple majority of the outstanding shares entitled to vote on the amendment).
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
6. To approve an amendment to Cornerstone’s certificate of incorporation to add a new Article Eleventh in which Cornerstone elects not to be subject to Section 203 of the Delaware General Corporation Law, an anti-takeover statute.
	☐	☐	☐
	FOR	AGAINST	ABSTAIN
7. To adjourn the special meeting, if necessary, to solicit additional proxies in favor of any of the proposals set forth above.	☐	☐	☐

Signature	Signature	Date
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving title as such. If signer is a partnership, please sign in partnership name by an authorized person.
52893